SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Shareholders' Equity and Share-based Payments [Text Block]
NOTE 12:-	SHAREHOLDERS' EQUITY

a.	The ordinary shares of the Company are listed on the NASDAQ Global Select Market in the United States and are traded on the Tel-Aviv Stock Exchange in Israel.

b.	Issuance of ordinary shares:

On December 23, 2010, the Company issued 3,287,616 ordinary shares at a price of $ 6.5 per share and in a total amount of $ 20,290 net of issuance expenses. The shares were issued to institutional investors in a private placement. In addition, certain of the purchasers received warrants to purchase up to an aggregate of 1,134,231 ordinary shares at an exercise price of $ 8.26 per share.  The warrants are exercisable as of six months from the date of issuance, have a term of three years, and the exercise price is subject to future adjustment for various events, such as stock splits or dividend distributions. Following the Company's dividend distribution and in respect to warrants issuance agreement, exercise price was adjusted to $ 8.07 per share as of December 31, 2012.

c.	Stock Option Plans:

Under the Company's 2007 Stock Option Plan, as amended ("the Plan"), options may be granted to employees, officers, directors and consultants of the Company and its subsidiaries. Pursuant to the 2007 Stock Option Plan, the Company reserved for issuance 1,500,000 ordinary shares. In 2012, the Company increased the amount of ordinary shares reserved for issuance by additional 1,000,000 ordinary shares in connection with the 2007 Stock Option Plan (mentioned above). As of December 31, 2012, an aggregate of 1,227,415 ordinary shares of the Company are still available for future grants under the Plan. Each option granted under the Plan is exercisable for a period of ten years from the date of the grant of the option. The 2007 Plan will expire on August 1, 2017.

The exercise price for each option is determined by the Board of Directors and set forth in the Company's award agreement. Unless determined otherwise by the Board of Directors, the option exercise price shall be equal to or higher than the share market price at the grant date. The options generally vest over 3-4 years. Any option that is forfeited or canceled before expiration becomes available for future grants under the Plans.

A summary of employee option activity under the Plans as of December 31, 2012 and changes during the year ended December 31, 2012 are as follows:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value
Outstanding at January 1, 2012	1,355,879	$2.31	6.46	$3,416
Granted	-	-
Exercised	(136,708)	$2.53
Forfeited	(61,786)	$2.13
Outstanding at December 31, 2012	1,157,385	$2.74	5.87	$2,298
Exercisable at December 31, 2012	791,797	$2.54	4.86	$1,738
Vested and expected to vest at December 31, 2012	1,117,531	$2.70	5.77	$2,261

The weighted-average grant-date fair value of options granted during the years ended December 31, 2010 and 2011 was $ 1.88 and $ 4, respectively. During 2012, no options were granted. The aggregate intrinsic value in the table above represents the total intrinsic value that would have been received by the option holders had all option holders exercised their options on December 31, 2012. This amount is changed based on the market value of the Company's ordinary shares. Total intrinsic value of options exercised for the years ended December 31, 2010, 2011 and 2012 was $ 1,895, $ 2,197 and $ 572, respectively. As of December 31, 2012, there was $ 341 of unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Plans. This cost is expected to be recognized over a period of approximately three years.

The following table represents the employee option activity whose vesting is contingent upon meeting various departmental and Company's wide performance goals (including revenue growth and net gain index), as of December 31, 2012. These options have been included in the above table on employee option activity:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value

Outstanding at January 1, 2012	139,250	$1.44	6.55	$519

Outstanding at December 31, 2012	139,250	$1.44	5.55	$454

Exercisable at December 31, 2012	114,250	$1.51	5.45	$364

Vested and expected to vest at December 31, 2012	138,905	$1.44	5.55	$452

During 2007 and 2008, the Company granted certain executives and other key employees, options to purchase 825,000 ordinary shares and 100,000 ordinary shares, respectively, with vesting contingent upon meeting various departmental and Company-wide performance goals, including revenue growth and net gain index. The options have an exercise price equal to the fair market value of the Company's ordinary shares on the date of grant, contingently vest over a period of four years, and are for a term of ten years. The fair value of those options was estimated on the date of grant using the same option valuation model used for the other options granted. If such goals are not met, no compensation cost is recognized and any recognized compensation cost is reversed. The inputs for expected volatility, expected dividends, expected term and risk-free rate used in estimating those options' fair value are the same as those noted in the table related to options issued under the Plans.

The options outstanding as of December 31, 2012, have been separated into ranges of exercise price categories, as follows:

Exercise price	Options outstanding	Weighted average remaining contractual life (years)	Weighted average exercise price	Options exercisable	Weighted average exercise price of exercisable options
In $
0-1	67,913	5.02	$0.17	50,413	$0.23
1.01-2	273,798	5.07	$1.40	236,298	$1.42
2.01-3	286,334	6.74	$2.29	216,996	$2.29
3.01-4	447,090	6.81	$3.89	205,840	$3.83
4.01-5	57,250	1.01	$4.06	57,250	$4.06
5.01-6	25,000	1.21	$5.95	25,000	$5.95

	1,157,385	5.87	$2.74	791,797	$2.54

e.	Accumulated other comprehensive income:

	December 31,
	2010	2011	2012

Accumulated realized and unrealized gain on available-for-sale securities, net	$218	$145	$173
Accumulated foreign currency translation adjustments	218	(152)	(776)
Unrealized gain (loss) on derivative instruments, net	11	(12)	17

Total other comprehensive income	$447	$(19)	$(586)

f.	On December 30, 2009, the Company declared a dividend distribution of $ 0.50 per share ($ 15,974 in the aggregate) which was paid on January 25, 2010.

On September 4, 2012, the Company's Board of Directors adopted a dividend distribution policy, subject to any applicable law. According to this policy, each year the Company will distribute a dividend of up to 50% of its annual distributable profits. It is possible that the Board of Directors will decide, subject to the conditions stated above, to declare additional dividend distributions. The Company's Board of Directors may at its discretion and at any time, change, whether as a result of a one-time decision or a change in policy, the rate of dividend distributions and/or not to distribute a dividend, all at its discretion. In respect to the policy mentioned above, on September 10, 2012 and on February 14, 2013 , the Company declared a dividend distribution of $ 0.10 per share ($ 3,661 in the aggregate) and $ 0.12 per share ($ 4,397 in the aggregate) which were paid on October 17, 2012 and on March 14, 2013, respectively.